Rule 497(e)

File Nos. 333-70963 and 811-09201

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

Offered by Great-West Life & Annuity Insurance Company

In connection with its COLI VUL-2 Series Account

Supplement dated January 7, 2009 to

Prospectus dated January 1, 2009

On October 8, 2008, the Maxim Money Market Portfolio (the “Portfolio”) applied to participate in the U.S. Treasury Department’s Guarantee Program for Money Market Funds (the “Program”). The U.S. Treasury Department reviewed the Portfolio’s application and accepted the Portfolio’s guarantee agreement. The Program was scheduled to terminate on December 18, 2008 unless the U.S. Treasury Department determined to extend it.

On November 24, 2008, the U.S. Treasury Department announced the extension of the Program through April 30, 2009. The Portfolio, with the approval of its Board of Directors, has applied for continued participation in the Program. As a result, effective December 19, 2008, the current investment objective for such portfolio on page 23 of the Prospectus is deleted in its entirety and replaced with following:

“Maxim Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity. This Fund will invest in short-term securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees. This Fund will also invest in high-quality, short-term debt securities. These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. or Standard & Poor’s Corporation (or unrated securities of comparable quality). This Fund will invest in securities which are only denominated in U.S. dollars and securities with a weighted average maturity of less than 90 days.

Investment in the Maxim Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. The Board of Directors has approved participation in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the U.S. Department of the Treasury (the “Treasury”).

The Program is designed to guarantee to investors in participating money market funds that they receive $1.00 for each money market fund share held as of the close of business on September 19, 2008. The Program does not cover any increase in the number of Portfolio shares held in an account after the close of business on September 19, 2008 or any new purchases of Portfolio shares after the close of business on September 19, 2008.

The guarantee will be triggered if the Portfolio’s net asset value per share falls below $0.995 – what is commonly referred to as “breaking the buck” – and the Portfolio liquidates. If this occurs (and subject to the amount available under the Program), a shareholder of record of the Portfolio at the close of business on September 19, 2008 will receive $1.00 for each share held on such date based on the lesser of (1) the number of Portfolio shares held by the shareholder at the close of business on September 19, 2008 and (2) the number of shares held by the shareholder on the date the guarantee is triggered. Guarantee payments under the Program will not exceed the amount available within the U.S. Treasury Department’s Exchange Stabilization Fund (“ESF”) on the date of payment. Currently, ESF assets are approximately $50 billion. The U.S. Treasury Department and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

The Program will terminate on April 30, 2009, unless the U.S. Treasury Department determines to extend it. The Secretary of the Treasury may further extend the Program through the close of business on September 18, 2009. If the Program is extended, participating money market funds, including the Portfolio, will need to consider whether to continue to participate and would need to pay an additional fee (the amount of which would be announced by the U.S. Treasury Department at a later date). Even if the Program is extended, there is no assurance that the Portfolio will continue to participate.

Participation in the Program costs 0.015% of the Portfolio’s net asset value as of September 19, 2008. The Portfolio’s investment adviser will bear the costs of participating in the Program.

Neither this prospectus supplement, the above-referenced prospectus nor the Portfolio itself are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department. As of the date of this supplement, additional information about the Program, including the consequences of a fund’s triggering the guarantee, is available at http://www.ustreas.gov.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Statement of Additional Information, dated January 1, 2009, and should be retained for future reference.